                                                                 [Draft--9/2/98]

                                                                     EXHIBIT 1.1

                             PAINE WEBBER GROUP INC.

                             Underwriting Agreement

                                                               ,

To the Representative(s)
  named in Schedule I
  hereto of the Underwriter
  named in Schedule II hereto

Dear Sirs:

                  Paine Webber Group Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters, including you, named in Schedule II hereto (the "Underwriters") for whom (if more than you) you are acting as representatives (the "Representatives"), the principal amount of its securities identified in Schedule I hereto to be issued under an Indenture dated as of March 15, 1988, as supplemented by a First Supplemental Indenture dated as of September 22, 1989, and by a Second Supplemental Indenture dated as of March 22, 1991 (as so supplemented, the
"Indenture"), between the Company and                                  , as
trustee (the "Trustee"). All or part, as the context may require, of such securities are hereinafter called the "Securities". If the firm or firms listed in Schedule II hereto include only the firm or firms listed in
Schedule I hereto, then the terms "Underwriters" and "Representatives" shall each be deemed to refer to such firm or firms.

                  1. Sale and Purchase of the Securities. The Company agrees to sell to each Underwriter, and each Underwriter, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein stated, agrees to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount of Securities set forth opposite the name of such Underwriter in Schedule II hereto except that if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto, less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts (as hereinafter defined) are herein called "Contract Securities". The obligations of the Underwriters under this Agreement are several and not joint.



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                                                                               2

                  If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto, but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements, and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date (as hereinafter defined), the fee set forth in Schedule I hereto with respect to the principal amount of Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with corporations or institutions. The Company will make Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the total principal amount of Contract
Securities may not exceed the maximum principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the total principal amount of Securities set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the total principal amount set forth in Schedule II hereto less the total principal amount of Contract Securities.

                  2. Payment and Delivery. Delivery by the Company of the Underwriters' Securities to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by certified or official bank check or checks payable in New York Clearing House funds to the Company shall take place at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in
Section 10



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                                                                               3

hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date").

                  The Underwriters' Securities shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days prior to the Closing Date and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, at least one full business day prior to the Closing Date.

                  3. Registration Statements and Prospectus; Public Offering. The Company represents and warrants to each Underwriter that the Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended, and the rules and regulations adopted thereunder (respectively, the "Securities Act" and the "Rules"), and has carefully prepared and filed with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3 (the file numbers of which are set forth in Schedule I hereto), which have become effective, for the registration under the Securities Act of the Securities. Such registration statements, as amended by any amendment which has become effective at the date of this Agreement, meet the requirements set forth in Rule 415(a) under the Securities Act and comply in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)") a supplement to the form of prospectus included in such registration statements relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. The registration statements, each as amended by any amendment which has become effective at the date of this Agreement, including the exhibits thereto and all documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), are hereinafter referred to as the "Registration Statements", and the form of prospectus included in such Registration Statements as then amended, including the Incorporated Documents, is hereinafter referred to as the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter referred to as the "Final Prospectus". Any



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                                                                               4

preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424(b) is hereinafter called the "Interim Prospectus". Any reference herein to the Registration Statements, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statements, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be.

                  The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed any Interim Prospectus and are authorized to distribute the Final Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

                  4. Representations and Warranties. The Company represents and warrants to each Underwriter that:

                  (a)  The Commission has not issued an order
         preventing or suspending the use of the Basic Prospectus or any Interim Prospectus.

                  (b) The Basic Prospectus and any Interim Prospectus have complied in all material respects with the requirements of the Securities Act and of the Rules and, as of their respective dates, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

                  (c) As of the date hereof, when the Final Prospectus is first filed with the Commission pursuant to Rule 424(b), when, before the Closing Date, any amendment to either of the Registration Statements becomes effective, when, before the Closing Date, any document incorporated by reference in either of the Registration



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                                                                               5

         Statements is filed with the Commission, when any supplement to the Final Prospectus is filed with the Commission and on the Closing Date, the Registration Statements, the Final Prospectus and any such amendment or supplement will comply in all material respects with the requirements of the Securities Act and the Rules, the Incorporated Documents will comply in all material respects with the requirements of the Exchange Act and the rules and regulations adopted by the Commission thereunder, and the Registration Statements will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, the Indenture will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules thereunder and the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to (i) statements or omissions in either of the Registration Statements or the Final Prospectus (or in amendments or supplements thereto) made in reliance upon information furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for use therein or (ii) that part of either Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee under the Trust Indenture Act on Form T-1, except statements or omissions therein made in reliance upon information furnished in writing to the trustee by or on behalf of the Company for use therein.

                  (d) The certificate delivered pursuant to paragraph (e) of
         Section 5 hereof will be on the date on which it is to be delivered in all material respects true and complete.

                  (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except those which have been obtained or which may be required under the



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                                                                               6

         Securities Act and such qualifications as may be required under state laws in connection with the purchase and distribution of the Securities by the Underwriters, and consummation of such transactions will not result in the breach of any terms of, or constitute a default under, any other agreement or undertaking of the Company.

                  5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the following conditions:

                  (a) Pursuant to Rule 424(b), the Final Prospectus shall have been filed with the Commission no later than the second business day following the earlier of the date of the determination of the offering price of the Securities or the date it is first used after effectiveness in connection with a public offering or sales, or transmitted by a means reasonably calculated to result in filing with the Commission by that date.

                  (b) No order suspending the effectiveness of either of the Registration Statements, as amended from time to time, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in either of the Registration Statements or the Final Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.

                  (c) Since the respective dates as of which information is given in the Registration Statements and the Final Prospectus, (i) there shall not have been any material change in the capital stock or long-term debt of the Company and its subsidiaries, (ii) there shall not have been any material adverse change in the general affairs, management, financial position or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Final Prospectus and (iii) the Company and its subsidiaries shall not have sustained any material loss or interference with their business taken as a whole from fire, explosion, flood or other calamity, whether



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                                                                               7

         or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that is not set forth in the Final Prospectus if, in the judgment of the Repre-sentatives, any such development referred to in clauses (i), (ii) or
         (iii) makes it impracticable or inadvisable to proceed with the offering and delivery of the Securities as contemplated by the Registration Statements and the Final Prospectus.

                  (d) The representations and warranties of the Company contained herein shall be true and correct as of the date hereof, as of the date of the effectiveness of any amendment to either of the Registration Statements filed before the Closing Date, as of the date of filing of any document incorporated by reference therein before the Closing Date and on and as of the Closing Date and the Company shall have performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

                  (e) The Representatives shall have received on the Closing Date a certificate, dated the Closing Date, of the chief executive officer or a vice president and of the principal financial or accounting officer of the Company, which shall certify that (i) no order suspending the effectiveness of either of the Registration Statements or prohibiting the sale of the Securities has been issued and no proceedings for such purpose are pending before or, to the knowledge of such officers, threatened by the Commission and (ii) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date and the Company has performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

                  (f) The Representatives shall have received on the Closing Date a signed letter (which may refer to letters previously delivered to one or more of the Representatives) from Ernst & Young LLP, dated the Closing Date, substantially in the form of Exhibit A hereto.

                  In addition, unless otherwise provided in Schedule I hereto, at the time this Agreement is executed,



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                                                                               8

such firm of accountants shall have furnished to the Representatives a letter or letters, dated the date of this Agreement, in form and substance satisfactory to the Representatives, to the effect set forth in Schedule I hereto, in the introductory paragraph to Exhibit A hereto, in clauses (a) and (b)(2) of Exhibit A hereto and, to the extent referring to information contained in Exchange Act reports incorporated in the Registration Statements and the Final Prospectus, in clauses (b)(1) and (c) of Exhibit A hereto.

                  (g) The Representatives shall have received on the Closing Date from the General Counsel of the Company, an opinion and a letter, each dated the Closing Date, substantially identical to the proposed form of opinion and form of letter set forth in Exhibit B hereto.

                  (h) The Representatives shall have received on the Closing Date from Cravath, Swaine & Moore, counsel for the Underwriters, an opinion and a letter, each dated the Closing Date, with respect to the Company, the Indenture, the Securities, the Registration Statements, the Final Prospectus, this Agreement and any Delayed Delivery Contracts and the form and sufficiency of all proceedings taken in connection with the authorization, sale and delivery of the Securities. Such opinion, letter and proceedings shall be reasonably satisfactory in all respects to the Representatives, and the Company shall have furnished to counsel for the Underwriters such documents as they may reasonably request for the purpose of enabling them to render such opinion and letter.

                  (i) Subsequent to the execution of this Agreement, there shall not have been any decrease in the ratings of any of the Company's debt securities by Moody's Investors Service, Inc. or Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc.

                  (j) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.



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                                                                               9

                  (k) Subsequent to the execution of this Agreement, the Company shall not have filed an Incorporated Document under the Exchange Act unless a copy thereof shall have first been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have reasonably objected thereto in writing.

                  6.  Covenants.  The Company covenants and agrees as follows:

                  (a) Before the termination of the offering of the Securities, not to file any amendment or supplement (including the Final Prospectus) to either of the Registration Statements relating to the Securities or the Basic Prospectus (other than an Incorporated Document filed under the Exchange Act) unless a copy thereof shall have first been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have reasonably objected thereto in writing. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission or transmitted for filing with the Commission in accordance with the requirements of Rule 424(b).

                  (b) As soon as the Company is advised thereof, to advise the Representatives (i) when the Final Prospectus shall have been filed with the Commission or mailed to the Commission for filing pursuant to Rule 424(b), (ii) when any amendment to either of the Registration Statements relating to the Securities shall have become effective,
         (iii) of the initiation or threatening by the Commission of any proceedings for the issuance of any order suspending the effectiveness of either of the Registration Statements, or the qualification of the Indenture, (iv) of receipt by the Company or any representative of or attorney for the Company of any other communication from the Commission relating to the Company (except for routine communications relating to the broker-dealer business of the Company), either of the Registration Statements (except for communications relating to securities other than the Securities), the Basic Prospectus, any Interim Prospectus or the Final Prospectus and (v) of the receipt by the Company or any representative of or attorney for the Company of any



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                                                                              10

         notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of either of the Registration Statements or the qualification of the Indenture and if any such order is issued to obtain as soon as possible the lifting thereof.

                  (c) To deliver to the Representatives, without charge, (i) upon request and to the extent not previously delivered, signed copies of the Registration Statements and of any amendments thereto (including all exhibits filed with, or incorporated by reference in, any such document) and (ii) as many conformed copies of the Registration Statements and of any amendments thereto which shall become effective on or before the Closing Date (excluding exhibits) as the Representatives may reasonably request.

                  (d) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, to deliver, without charge to the Representatives and to Underwriters and dealers, at such office or offices as the Representatives may designate, as many copies of any Interim Prospectus and the Final Prospectus as the Representatives may reasonably request.

                  (e) During the period in which copies of the Final Prospectus are to be delivered as provided in paragraph (d) above, if any event occurs as a result of which it shall be necessary to amend or supplement the Final Prospectus in order to ensure that no part of the Final Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances existing when the Final Prospectus is to be delivered to a purchaser, not misleading, forthwith to prepare, submit to the Representatives, file with the Commission and deliver without charge, to the Underwriters and to dealers (to the extent requested and at the addresses furnished by the Representatives to the Company) to whom Securities may have been sold by the Underwriters, and to other dealers upon request, either amendments or supplements to the Final Prospec-


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                                                                              11

         tus so that the statements in the Final Prospectus, as so amended or supplemented, will comply with the standard set forth in this paragraph (e). Delivery by Underwriters of any such amendments or supplements to the Final Prospectus shall not constitute a waiver of any of the conditions set forth in Section 5 hereof.

                  (f) To make generally available to the Company's security holders, as soon as practicable but in no event later than 45 days after the end of the 12-month period beginning at the end of the current fiscal quarter of the Company, an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  (g) To take such action as the Representatives may request in order to qualify the Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Representatives may reasonably request; provided that in no event shall the Company be obligated to subject itself to taxation or to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (h) For so long as any of the Securities remain outstanding, to supply to the Representatives and to each other Underwriter who may so request in writing copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to its lenders or to the holders of any class of its capital stock and to furnish to the Representatives copies of each annual or other report it shall be required to file with the Commission.

                  (i) To pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including those relating to (i) the preparation, printing and filing of the Registration Statements and exhibits thereto, the Basic Prospectus, any Interim



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                                                                              12

         Prospectus and the Final Prospectus, all amendments and supplements to the Registration Statements, any Interim Prospectus and the Final Prospectus, and the preparation and printing or other reproduction of this Agreement, the Indenture and any agreement among underwriters and agreements with dealers relating to the offering of the Securities,
         (ii) the issuance of the Securities and the preparation and delivery of certificates for the Securities, (iii) the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of the various jurisdictions referred to in paragraph (g) above, including the fees and disbursements of counsel for the Underwriters in connection therewith and the preparation and printing of "blue sky" memoranda and legal investment memoranda,
         (iv) the furnishing to the Representatives and the Underwriters of copies of any Interim Prospectus and the Final Prospectus and all amendments or supplements to any Interim Prospectus and the Final Prospectus, and of the several documents required by this Section 6 to be so furnished, including costs of shipping and mailing,
         (v) the filing requirements, if any, of the National Association of Securities Dealers, Inc., in connection with its review of corporate financings, (vi) the furnishing to the Representatives and to the Underwriters of copies of all reports and information required by paragraph (h) above, including costs of shipping and mailing,
         (vii) all transfer taxes, if any, with respect to the sale and delivery of the Securities by the Company to the several
         Underwriters, (viii) the fees charged by rating agencies in connection with the rating of the Securities, (ix) the fees and expenses of the Trustee and (ix) the fee, if any, for listing the Securities on any national securities exchange.

                  (j) For a period beginning at the time of execution of this Agreement and ending on the later of the Closing Date or the date on which any price restrictions on the sale of the Securities are terminated, without the prior consent of the Underwriters or the Representatives, not publicly to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company.

                  (k) If the Final Prospectus states that the Securities will be listed on a stock exchange, to use



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                                                                              13

         its best efforts to cause the Securities to be listed on such stock exchange.

                  7. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in either of the Registration Statements, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such untrue statement or omission or alleged untrue statement or omission was made in (i) either of the Registration Statements, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for use therein or (ii) that part of either of the Registration Statements which shall constitute the Statement of Eligibility and Qualification on Form T-1 of the Trustee under the Trust Indenture Act, except statements or omissions in such Registration Statement made in reliance upon information furnished in writing to the Trustee by or on behalf of the Company for use therein; provided, however, that such indemnity with respect to the Basic Prospectus or any Interim Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased Securities that are the subject thereof if such person did not receive a copy of the Final Prospectus (not including the Incorporated Documents) at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Interim Prospectus was corrected in the Final Prospectus, unless such failure to deliver the Final Prospectus was a result of noncompliance by the Company with Section 6(d) hereof.

                  (b) Each Underwriter agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of either the Securities Act or the Exchange Act, each director of the Company and each officer of the Company who signs either of the Registration Statements to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that was made in either of the Registration Statements, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use therein; provided, however, that the obligation of each Underwriter to indemnify the Company hereunder shall be limited to the total price at which the Securities purchased by such Underwriter hereunder were offered to the public. The Company acknowledges that the statements set forth in the last paragraph of the cover page, under the headings "Underwriting" and "Plan of Distribution" and, if Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, under the heading "Delayed Delivery Arrangements", in any Interim Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity and you, as the Representatives, confirm that such statements are correct.

                  (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action, suit or proceeding against any such party in respect of which a claim is to be made against an indemnifying party under this Section 7, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding (i) shall not relieve it from liability under this

Section 7 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, such indemnifying party or parties shall be entitled to participate in, and, to the extent that it or they shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party or parties to such indemnified party of its or their election so to assume the defense thereof, the indemnifying party or parties shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party or parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party or parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party or parties shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party or parties. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent.

                  8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 7(a) is applicable but for any reason is held to be unavailable from the Company, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same)

(collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statements and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties (i) shall not relieve such party or parties from liability under this Section 8 unless and to the extent it or they did not otherwise learn of such action and such failure results in the forfeiture by such party or parties of substantial rights and defenses and (ii) shall not relieve such party or parties from any other obligation it or they may have hereunder or otherwise than under this Section 8. No party shall be liable for contribution with respect to any action or claim settled without its consent.

                  9. Termination. This Agreement may be terminated by the Representatives or by Underwriters who have agreed to purchase in the aggregate at least 50% of the principal amount of the Securities by notifying the Company at any time,

                  (a) prior to the earliest of (i) 5:00 p.m., New York time, on the day the Final Prospectus is transmitted for filing with the Commission pursuant to Rule 424(b) (or the actual time of such filing, if such filing in fact occurs prior to 5:00 p.m., New York time, on such date), (ii) the time of release by the Representatives for publication of the first newspaper advertisement that is subsequently published with respect to the Securities or (iii) the time when the Securities are first generally offered by the Representatives to dealers by letter or telegram;

                  (b) at or prior to the Closing Date if, in the judgment of the Representatives or in the judgment of such Underwriters, as the case may be, payment for and delivery of the Securities is rendered impracticable or inadvisable because (i) additional material govern-mental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange, or trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally shall have been suspended on such Exchange or a general banking moratorium shall have been established by Federal or New York authorities, (ii) any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any material statement or information contained in either of the Registration Statements or the Final Prospectus or which is not reflected in either of the Registration Statements or the Final Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect or (iii) any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred or shall have accelerated to such an extent as, in the judgment of the Representatives, to affect adversely the marketability of the Securities; or

                  (c) at or prior to the Closing Date, if any of the conditions specified in Section 5 hereof shall not have been fulfilled when and as required by this Agreement.

                  If this Agreement is terminated pursuant to any of the provisions hereof, the Company shall not be under any liability (except as otherwise provided herein) to any Underwriter and no Underwriter shall be under any liability to the Company, except that (a) if this Agreement is terminated by the Representatives or the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by them and (b) no Underwriter who shall have failed or refused to purchase the Securities agreed to be purchased by it hereunder, without some reason sufficient hereunder to justify its cancelation or termination of its obligations hereunder, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its default.

                  10. Default of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the termination of this Agreement) to purchase on the Closing Date the Securities agreed to be purchased by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Securities or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Securities in such proportions as may be approved by the Representatives in each case upon the terms herein set forth. If no such arrangements have been made within 24 hours after the Closing Date, and

                  (a) the aggregate principal amount of Securities to be purchased by the defaulting Underwriters on the Closing Date shall not exceed 10% of the total principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date, each of the nondefaulting Underwriters shall be obligated to purchase such Securities on the terms herein set forth in proportion to their respective obligations hereunder; or

                  (b) the aggregate principal amount of Securities to be purchased by the defaulting Underwriters on the Closing Date shall exceed 10% of the total principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date, the Company shall be entitled to an additional period of 24 hours within which to find one or more substitute underwriters satisfactory to the Representatives to purchase such Securities upon the terms set forth herein.

                  In any such case, either the Representatives or the Company shall have the right to postpone the Closing Date for a period of not more than five business days in order that the necessary changes and arrangements may be effected by the Representatives and the Company. If the aggregate principal amount of Securities to be purchased on the Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the total principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date, and neither the nondefaulting Underwriters nor the Company shall make arrangements pursuant to this Section 10 within the period stated for the purchase of the Securities that the defaulting Underwriter or Underwriters agreed to purchase, this Agreement shall terminate without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company except, in both cases, as provided in Sections 6(i) and 9 hereof. The provisions of this Section 10 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

                  11. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in Sections 6(i), 7, 8 and 9 hereof and the representations, warranties and agreements of the Company in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement except insofar as such termination renders the performance of such agreements, other than those in Sections 6(i), 7, 8 and 9, inappropriate, (b) any investigation made by or on behalf of any Underwriter or controlling person or by or on behalf of the Company or any controlling person, director or officer and (c) delivery of and payment for the Securities under this Agreement.

                  This Agreement has been and is made solely for the benefit of the Underwriters and the Company, and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters or the Company, directors and officers of the Company and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Securities from any Underwriter merely because of such purchase. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute one original.

                  12. Notices. All notices and communications hereunder shall be in writing and mailed or delivered, or by telephone or telegraph if subsequently confirmed in writing, to the Representatives at the address specified in
Schedule I hereto and to the Company at 1285 Avenue of the Americas, New York, New York 10019, attention of the agent for service shown on the cover page of the most recent Registration Statement.

                  13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Please confirm that the foregoing correctly sets forth the agreement between us.

                                         Very truly yours,

                                         PAINE WEBBER GROUP INC.,

                                            by
                                               ---------------------
                                               Name:
                                               Title:

Confirmed:

[name(s) of Representative(s)],

  by
    ------------------------
    Name:
    Title:

                                   SCHEDULE I

Underwriting Agreement dated

Registration Statement No[s].

Representative(s):
[include additional address(es) for notices]

Title, Purchase Price and Description of Securities:

         Title:
         Principal Amount:
         Purchase Price (include accrued interest or amortization, if any):
         Sinking fund provision:
         Redemption provisions:
         Other provisions:

Closing Date, Time and Location:

Delayed Delivery Arrangements:

         Fee:
         Minimum principal amount of each Contract: Maximum aggregate principal amount of all Contracts:

Modification of items to be covered by the letter from Ernst & Young LLP delivered pursuant to Section 5(f) at the time this Agreement is executed or statement that no such letter is to be delivered:

Stock Exchange Listing:

Other Provisions:

                                   SCHEDULE II

                                                            Principal
                                                              Amount
                                                          of Securities
                                                                to
Underwriter                                               be Purchased
-----------                                               -------------
                                                           $



Total.....................................................$
                                                           ------------
                                                           ------------

                                  SCHEDULE III

                            Delayed Delivery Contract

                                                            ,

[Insert name and address of lead Representative]

Dear Sirs:

                  The undersigned hereby agrees to purchase from Paine Webber Group Inc. (the "Company"), and the Company agrees to sell to the
undersigned, on           ,     , (the "Delivery Date"), $         principal
amount of the Company's (the "Securities") offered by the Company's
Prospectus dated            ,    , and related Prospectus Supplement dated
           ,    , receipt of a copy of which is hereby acknowledged, at a
purchase price of     % of the principal amount thereof, plus [accrued interest
or amortization of original issue discount], if any, thereon from        ,     ,
to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

                  Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 a.m., New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

                  The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

                  This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

                  This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                                 Very truly yours,

                                                 -----------------------------
                                                      (Name of Purchaser)

                                                     by

                                                 ---------------------------
                                                     (Signature and Title
                                                          of Officer)

                                                 ---------------------------
                                                           (Address)

Accepted:

PAINE WEBBER GROUP INC.

  by
    -----------------------------
       (Authorized Signature)

                                                                       EXHIBIT A


                  At the Closing Date, 1/ Ernst & Young LLP shall furnish to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent certified public accountants within the meaning of the Securities Act and the Exchange Act and the respective applicable published rules and regulations thereunder, that the response to Item 10 of the Registration Statements is correct insofar as it relates to them and stating in effect that:

                  (a) in their opinion the consolidated financial statements and schedules examined by them and incorporated by reference in the Registration Statements and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations;

                  (b) on the basis of a reading of the "Selected Financial Data", if any, included or incorporated in the Registration Statements and the Final Prospectus and of the latest unaudited consolidated condensed financial statements made available by the Company and its consolidated subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit and executive committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent financial statements included or incorporated in the Registration Statements and the Final Prospectus, nothing came to their attention which caused them to believe that:

                           (1) the amounts in the unaudited "Summary Financial
                  Information", if any, included in the Final Prospectus, and the amounts in the "Selected

----------
     1/ All capitalized terms used herein shall have the meanings ascribed to them in the Underwriting Agreement of which this Exhibit A is a part.

                  Financial Data", if any, included or incorporated in the Registration Statements and the Final Prospectus, do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived;

                           (2) any unaudited financial statements included or
                  incorporated in the Registration Statements and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act or any material modifications should be made to such unaudited financial statements for them to be presented in conformity with such generally accepted accounting principles;

                           (3) with respect to the period subsequent to the date
                  of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the consolidated long-term debt or non-convertible redeemable preferred stock of the Company and its subsidiaries or capital stock of the Company (excluding retained earnings and foreign currency translation adjustment) as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statements and the Final Prospectus, except in all instances for changes disclosed in such letter or letters; or

                           (4) if any unaudited pro forma financial statements
                  are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements; and

                  (c) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statements, and the Final Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statements, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q incorporated therein, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                                                                       EXHIBIT B


                  The Company 1/ shall furnish to the Representatives the opinion of the General Counsel of the Company, dated the Closing Date, to the effect that:

                  (i) each of the Company and PaineWebber Incorporated, Mitchell Hutchins Asset Management Inc., PaineWebber International (U.K.) Ltd. and PaineWebber Real Estate Securities Inc., wholly owned subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries"), 2/ has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the failure to qualify and be in good standing would materially and adversely affect the business or condition of the Company and its consolidated subsidiaries, considered as a whole;

                  (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry of appropriate officers of the Company, any other security interests, claims, liens or encumbrances, except for restrictions on sales of capital stock contained in debt instruments;

                  (iii) the Securities conform to the description thereof contained in the Final Prospectus; and, if the Securities are to be listed on the New York Stock Exchange, authorization thereof has been given, subject to official notice of issuance and evidence of satis-factory distribution, or the Company has filed a preliminary listing application and all required

----------
     1/ All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Underwriting Agreement of which this Exhibit B is a part.

     2/ In the case of PaineWebber International (U.K.) Ltd., an opinion of counsel from the jurisdiction in which such Subsidiary is organized may be delivered with respect to the matters covered herein.

         supporting documents with respect to the Securities with the New York Stock Exchange and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                  (iv) the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement of which this Exhibit B is a part (the "Underwriting Agreement"), in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be dis-closed in the Registration Statements which are not adequately disclosed in the Final Prospectus; there is no franchise, contract or other document of a character required to be described in the Registration Statements or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                  (vi) the Registration Statements and any amendments thereto relating to the Securities have become effective under the Securities Act; any required filing of the Basic Prospectus, any Interim Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statements, as amended, has been issued, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                  (vii) the Underwriting Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

                  (viii) the information required to be set forth in each of the Registration Statements in answer to Item 10 (insofar as it relates to such counsel) of Form S-3, to the best knowledge of such counsel, is accurately set forth in such Registration Statement in all material respects or no response is required with respect to such Item; and the authorized equity capitalization of the Company is as described in the documents incorporated by reference in the Final Prospectus;

                  (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated in the Underwriting Agreement or in any Delayed Delivery Contract, except such as have been obtained under the Securities Act and the Trust Indenture Act and such as may be required under the "blue sky" laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                  (x) none of the issue and sale of the Securities, the consummation by the Company of any other of the transactions contemplated in the Underwriting Agreement or in any Delayed Delivery Contract or the fulfillment of the terms of the Underwriting Agreement or of any Delayed Delivery Contract will conflict with, result in a breach of, or constitute a default under the Restated Certificate of Incorporation, as amended, or By-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries; and

                  (xi) to the knowledge of such counsel, no holder of securities of the Company has rights to the registration of such securities under the Registration Statements.

                  In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the States of Delaware and New York or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters.

                  (B) The Company shall furnish to the Underwriters a letter from the General Counsel of the Company, dated the Closing Date to the effect that such counsel has no reason to believe that: (i) either Registration Statement and the Final Prospectus (except the Statements of Eligibility (Form T-1) included as exhibits to the Registration Statements, as to which he need not express any view) were not appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the respective applicable rules and regulations of the Securities and Exchange Commission thereunder and (ii) the Registration Statements, at the respective times they became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the date of the letter, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.